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                                                                    Exhibit 10.9
                                  AMENDMENT TO
                  LIMITED LIABILITY COMPANY OPERATING AGREEMENT
                                       OF
                              RESIDENCE INN III LLC

         This Amendment to Limited Liability Company Operating Agreement of Residence Inn III LLC (this "Amendment") is hereby entered into effective September 28, 2001, by and between Residence Inn III LLC, a Delaware limited liability company (the "Company") and Marriott Residence Inn USA Limited Partnership, a Delaware limited partnership and the sole equity member of the Company (the "Equity Member"), as follows:

         WHEREAS, on December 10, 1999, the Equity Member and the Company entered into the Limited Liability Company Operating Agreement of Residence Inn III LLC (the "Operating Agreement"); and

         WHEREAS, the Equity Member is a party to the Purchase Agreement dated as of May 18, 2001 between the Company and Apple Hospitality Two, Inc. ("Apple"), as amended by (i) the Amendment and Joinder to Purchase Agreement dated as of July 30, 2001, by and among the Company, the Equity Member and Apple and (ii) the Second Amendment and Joinder to Purchase Agreement dated as of August 31, 2001, by and among the Company, Apple, the Equity Member, Crestline Capital Corporation ("Crestline"), CC USAGP LLC, CCMH Desert Springs Corporation and CCRI USA LLC (collectively, the "Purchase Agreement"), pursuant to which indirect control of the Company was transferred from Crestline to Apple by means of the transfer of ownership of its members, including the Equity Member, to AHT Res III GP, Inc. and AHT Res III LP, Inc., as assignees of Apple under the Purchase Agreement.

         WHEREAS, the Equity Member and the Company desire to (i) amend the terms of the Operating Agreement to reflect the transactions contemplated by the Purchase Agreement, and (ii) recognize AHT Res III GP, Inc. as the new general partner of the Company.

         NOW, THEREFORE, for the consideration herein stated, the Equity Member and the Company do hereby amend the Operating Agreement as follows:

              1. Amendment to Section 1.03. The first sentence of Section 1.03 is amended to read as follows: "The principal place of business and the principal office of the Company shall be located at 10 South Third Street, Richmond, Virginia 23219."

              2. Amendment to Section 13.10. The address for notice to the Equity Member is amended to read as follows:

                        Marriott Residence Inn USA Limited Partnership c/o Apple Hospitality Two, Inc.
                        10 South Third Street
                        Richmond, Virginia 23219
                        Attn: Glade M. Knight
                        Facsimile No.: (804) 648-2678

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              3.   Amendments to Section 14.

                   (a) All references to "Crestline Capital Corporation" or "Crestline" in the Operating Agreement shall be deemed to be references to Apple, including without limitation in the definition of "Independent Manager" in Section 14, which is amended by changing the word "Crestline" to "Apple Hospitality Two, Inc." in subsection (i) of such definition.

                   (b) The definition of "Management Agreement" in Section 14 is hereby amended to mean: "the Amended and Restated Management Agreement, dated September 28, 2001, by and between Residence Inn by Marriott, Inc., a Delaware corporation, and Apple Hospitality Management, Inc., a Virginia corporation."

         Except as set forth herein, all of the other terms and provisions of the Operating Agreement remain unchanged.

         This Amendment may be executed in separate or multiple counterparts by the Members, and all of such counterparts shall be considered as one and the same instrument notwithstanding the fact that various counterparts are signed by one or more of the Members, and all of such signed counterparts of this Amendment, when taken together, shall be deemed to be one and the same Amendment.

         IN WITNESS WHEREOF, the Equity Member and the Company have executed this Amendment as of the date first above written.

                                            EQUITY MEMBER:

                                            MARRIOTT RESIDENCE INN USA
                                               LIMITED PARTNERSHIP

                                            By:  AHT RES III GP, INC.,
                                                 its General Partner

                                            By: /s/ Glade M. Knight
                                               ---------------------------------
                                            Name: Glade M. Knight
                                                 -------------------------------
                                            Title:______________________________

                                            THE COMPANY:

                                            RESIDENCE INN III LLC

                                            By: /s/ Glade M. Knight
                                               ---------------------------------
                                            Name: Glade M. Knight
                                                 -------------------------------
                                            Title:______________________________

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CONSENTED TO BY:

INDEPENDENT MEMBER:

CRESTLINE RES III CORPORATION


By: /s/ Glade M. Knight
   ---------------------------------
Name: Glade M. Knight
     -------------------------------
Title:______________________________